UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Broadwind Energy, Inc., a Delaware corporation (the “Company”), filed a Form 8-K with the Securities and Exchange Commission on February 1, 2017 (the “Original Filing”) to report the completion of its acquisition of Red Wolf Company, LLC., a North Carolina limited liability company (“Red Wolf”). In the Original Filing, the Company stated that the required financial statements and pro forma financial information would be filed by amendment within 71 calendar days from the due date of the Original Filing. This Form 8 K/A amends the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements Red Wolf as of and for the year ended December 31, 2015 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The unaudited financial statements of Red Wolf as of and for the nine month period ended September 30, 2016 and September 30, 2015 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet for the Company as of September 30, 2016 and the unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016, giving effect to the acquisition of Red Wolf, and the notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Moore Beauston Woodham LLP
99.1	Audited financial statements of Red Wolf as of and for the year ended December 31, 2015
99.2	Unaudited financial statements as of and for the nine month periods ended September 30, 2016 and September 30, 2015
99.3

Unaudited pro forma combined consolidated balance sheet as of September 30, 2016, unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2016 and unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

March 24, 2017	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Moore Beauston Woodham LLP
99.1	Audited financial statements of Red Wolf as of and for the year ended December 31, 2015
99.2	Unaudited financial statements as of and for the nine month periods ended September 30, 2016 and September 30, 2015
99.3

Unaudited pro forma combined consolidated balance sheet as of September 30, 2016, unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2016 and unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2015